[Exhibit 32.1]


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Med Gen, Inc. (the "Company") on Form 10-KSB for the period ended September 30 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Jack Chien, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


January 20, 2006

                                  /s/ Paul B. Kravitz
                                  ---------------------------
                                  Paul B. Kravitz,
                                  Principal Executive Officer